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                                  EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-03692 and 33-97992.




                                        ARTHUR ANDERSEN LLP



Los Angeles, California
July 14, 1997